[USAA                        USAA MUTUAL FUND, INC.
EAGLE                 SUPPLEMENT DATED SEPTEMBER 20, 2004
LOGO (R)]                            TO THE
                        S&P 500 INDEX FUND'S PROSPECTUS
                               DATED MAY 1, 2004


Effective October 1, 2004, USAA Investment Management Company (IMCO) has voluntarily agreed to reduce the limit of the Member Shares and Reward Shares of the S&P 500 Index Fund's Total Annual Operating Expenses from 0.35% to 0.19% and from 0.17% to 0.09%, respectively, of the Fund's average net assets (ANA), excluding credits from fee offset arrangements, and to reimburse the Member Shares and Reward Shares of the S&P 500 Index Fund for all expenses in excess of these amounts.

FOOTNOTES (C) AND (D) TO THE FEES AND EXPENSES TABLE FOUND ON PAGE 10 OF THE FUND'S PROSPECTUS HAVE BEEN AMENDED TO READ AS FOLLOWS:

c We have voluntarily agreed to limit the Member Shares' Total Annual Operating Expenses to 0.19% of the ANA of Member Shares, excluding credits from fee offset arrangements, and to reimburse the Member Shares for certain expenses in excess of that amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Member Shares' Actual Total Annual Operating Expenses would have been as follows:

                                                     Actual Total Annual
              Total Annual       Reimbursement       Operating Expenses
           Operating Expenses      From IMCO         After Reimbursement
         ------------------------------------------------------------------
                 .36%                .17%                  .19%

d We have voluntarily agreed to limit the Reward Shares' Total Annual Operating Expenses to 0.09% of the ANA of Reward Shares, excluding credits from fee offset arrangements, and to reimburse the Reward Shares for certain expenses in excess of that amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Reward Shares' Actual Total Annual Operating Expenses would have been as follows:

                                                   Actual Total Annual
              Total Annual       Reimbursement       Operating Expenses
           Operating Expenses      From IMCO         After Reimbursement
         ------------------------------------------------------------------
                 .22%                .13%                  .09%

THE FIRST SENTENCE OF THE THIRD PARAGRAPH ON PAGE 14 OF THE FUND'S PROSPECTUS HAS BEEN AMENDED TO READ AS FOLLOWS:

Effective October 1, 2004, we have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund's Member Shares exceed 0.19% of the average net assets of Member Shares and total expenses of the Fund's Reward Shares exceed 0.09% of the average net assets of Reward Shares.


                                                                      48175-0904

[USAA
EAGLE                        USAA MUTUAL FUND, INC.
LOGO (R)]             (S&P 500 INDEX FUND, EXTENDED MARKET
                     INDEX FUND, AND NASDAQ-100 INDEX FUND)
                      SUPPLEMENT DATED SEPTEMBER 20, 2004
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2004


THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE OF THE THIRD PARAGRAPH FOUND UNDER ADVISORY AND MANAGEMENT AGREEMENTS ON PAGE 38 OF THE STATEMENT OF ADDITIONAL INFORMATION.

From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO has voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund Member Shares to 0.19%, the S&P 500 Index Fund Reward Shares to 0.09%, the Extended Market Index Fund to 0.50%, and the Nasdaq-100 Index Fund to 0.80% of each Fund's ANA, respectively, and will reimburse the Funds for all expenses in excess of such limitations.


                                                                      48176-0904